                                                                    EXHIBIT 99.2

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                 SETTLEMENT STATEMENT

Report Date              15-Jul-98                                     15-Jul-98
Prededing Report Date    12-Jun-98                                      10:30 AM
Prepared by              Linda Lauderdale


-------------------------------------------------------------------------------------------------------------------
A.  MONTHLY RECEIVABLES ACTIVITY
                                                               HOME FASHIONS        ALAMAC              TOTAL
                                                               -------------        ------              -----
1.     BEGINNING MONTHLY RECEIVABLES BALANCE                                                        211,487,957.98

2.     Plus:  Invoices                                         137,713,772.25               0.00    137,713,772.25

3.     Less:  Cash Collections                                                                     (121,380,605.17)

4a.    Less:  Cash Discounts                                      (221,224.64)              0.00       (221,224.64)
4b.    Less:  Returns & Allowances                              (2,588,050.42)              0.00     (2,588,050.42)
4c.    Less:  Other Credits                                       (326,795.74)              0.00       (326,795.74)
              --------------------------------                 --------------   ----------------   ---------------
4d.           Total Dilution                                    (3,136,070.80)              0.00     (3,136,070.80)

5.     Less:  Advertising Credits                               (2,364,048.43)              0.00     (2,364,048.43)

6.     Less:  Net Write-Offs                                        (2,311.20)              0.00         (2,311.20)

7.     Less:  Miscellaneous                                                                            (785,677.07)
                                                                                                  ----------------

8.     ENDING MONTHLY RECEIVABLES BALANCE                                                           221,533,017.56
                                                                                                  ================

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
B.  TURNOVER DAYS

1.     Turnover Days  =   ( a  +  b )  /  2   x   ( 30  /  c )
                                                                                   HOME FASHIONS        ALAMAC
                                                                                   -------------        ------

 (a).  Aggregate Receivables Balance as of beginning of immediately preceding      211,540,229.75     (52,271.77)
          Calculation Period
 (b).  Aggregate Receivables Balance as of most recent Cut-Off Date                221,605,933.51     (72,915.95)
 (c).  Aggregate Receivables generated during preceding Calculation Period         137,713,772.25           0.00
           (see A.2)
                                                                                 ---------------- ---------------
2.     TURNOVER DAYS (TD)                                                                   47.20            N/A
                                                                                 ---------------- ---------------

                                                                                                  ---------------
3.     COMBINED TURNOVER DAYS                                                                              47.20
                                                                                                  ---------------

-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
C.  INVESTOR CERTIFICATES AND  PURCHASED INTERESTS

1.     INVESTOR INVESTED AMOUNT (AS OF MOST RECENT CUT-OFF DATE):      3.  INVESTOR INVESTED AMOUNT ON THE DATE OF
                                                                           ISSUANCE (SERIES 1994-1 CERTIFICATES):
       Investor Revolving Certificates                     0.00
       Class A Fixed Principal Certificates      115,000,000.00            Class A Fixed Principal Certificates 115,000,000.00
       Class B Fixed Principal Certificates       18,000,000.00            Class B Fixed Principal Certificates  18,000,000.00
       Purchased Interests                                 0.00
                                                ---------------                                               ----------------
       Investor Invested Amount                  133,000,000.00            Investor Invested Amount             133,000,000.00
                                                ===============                                               ================

2.     INTEREST RATES (AS OF MOST RECENT CUT-OFF DATE):                4.  AMOUNT ON DEPOSIT IN PRINCIPLE FUNDING ACCOUNT
                                                                           (AS OF MOST RECENT CUT-OFF DATE):
       Investor Revolv. Cert.                              0.00%
       Class A Fixed Principal Certificates                5.96%           Principle Funding Account Balance              0.00
       Class B Fixed Principal Certificates                6.26%                                              ================
       Purchased Interests                                 0.00%
                                                ---------------        5.  WPS REVOLVING CERTIFICATE AMOUNT
       Weighted Avg. Interest Rate                         6.00%           (AS OF MOST RECENT CUT-OFF DATE):
                                                ===============


                                                                            WPS Revolving Certificate Amount              0.00
                                                                                                              ================

------------------------------------------------------------------------------------------------------------------------------

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

Report Date              15-Jul-98                                     15-Jul-98
Prededing Report Date    12-Jun-98                                      10:30 AM
Prepared by              Linda Lauderdale

--------------------------------------------------------------------------------------------------------------------



D.  LOSS RESERVE RATIOS

I.  CLASS B

         LOSS RESERVE RATIO =  2.0    x     a     x    ( b  /  c )    x     d
         where:
         (a)    highest 3-mon. average over the past 12 months of the "Aged
                Receivables Ratio" ending on most recent Cut-Off Date   (see Schedule A)                       0.46%
         (b)    sum of total Receivables generated over past 4 months  (see Schedule A)              541,980,994.84
         (c)    Balance of Eligible Receivables at most recent Cut-Off Date
                (see Daily Report for most recent Cut-Off Date)                                      180,154,813.86
         (d)    "Payment Term Variable"   (see below)                                                         1.000

                Payment Term Variable, calculated with respect to each
                division, shall equal (a) 1.0, if the weighted average payment terms for the Receivables (calculated as of the
                most recent Cut-Off Date) are less than or equal to 39 days, (b)
                1.08, if such weighted average payment terms are 40 to 44 days,
                (c) 1.125, if such weighted average payment terms are 45 to 49 days, (d) 1.25, if such weighted average payment terms are 50 to
                59 days, and (e) 1.375 if the weighted average payment terms are
                60 to 69 days. (also see Definitions.)


                                                                                                      --------------
1.       LOSS RESERVE RATIO   (Class B only)                                                                   2.75%
                                                                                                      --------------



II.  CLASS A

         LOSS RESERVE RATIO  = 2.5    x     a     x    ( b  /  c )    x     d
         where: (a), (b), (c) and (d) are defined and provided above.
                                                                                                      --------------
2.       LOSS RESERVE RATIO   (CLASS A ONLY)                                                                   3.43%
                                                                                                      --------------


--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
E.  DILUTION RESERVE RATIOS

I.  CLASS B

         DILUTION RESERVE RATIO =  [( 2.0 x  a )  +  ((  b  -  a  )  x  ( b  / a )) ]  x  ( c / d )

         (a)    average of "Dilution Ratios" over the past 12 months  (see Schedule B)                         2.61%
         (b)    highest 2-month  "Dilution Ratio" over the past 12 months  (see Schedule B)                    3.24%
         (c)    total sales over the past 2 months  (see Schedule B)                                 253,419,090.74
         (d)    Balance of Eligible Receivables at most recent Cut-Off Date (see D.1(c))             180,154,813.86


                                                                                                  -----------------
1.       DILUTION RESERVE RATIO  (CLASS B ONLY)                                                                8.45%
                                                                                                  -----------------


II.  CLASS A

         DILUTION RESERVE RATIO =  ( 2.5  x   a )  +  ((  b  -  a )  x  ( b  /  a )) ]  x  ( c / d )
         where: (a), (b), (c) and (d) are defined and provided above.


                                                                                                  -----------------
2.       DILUTION RESERVE RATIO  (CLASS A ONLY)                                                               10.29%
                                                                                                  -----------------


--------------------------------------------------------------------------------------------------------------------

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                 SETTLEMENT STATEMENT

Report Date              15-Jul-98                                     15-Jul-98
Prededing Report Date    12-Jun-98                                      10:30 AM
Prepared by              Linda Lauderdale

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
F. APPLICABLE RESERVE RATIO


1.   Minimum Required Reserve Ratio                                                                 14.00% (1)
2.   Sum of Required Reserve Ratios (for Class B):
            Loss Reserve Ratio (see D.1)                                                             2.75%
            Dilution Reserve Ratio (see E.1)                                                         8.45%
                                                                                                  -------
                                                                                                    11.20% (2)

3.   10% plus the product of (i) and (ii) where:                                                    10.00%
     (i) average of "Dilution Ratios" over last 12 mos.    (see E.1(a))                              2.61%
     multiplied by:
     (ii)      Invoices generated over latest 2 months        =     253,419,090.74 =
            --------------------------------------------            --------------
                    Unpaid Balance of Receivables                   221,533,017.56                   1.14
                                                                                                  -------
                                                                                                    12.98% (3)


4.   APPLICABLE RESERVE RATIO   *                                                                   14.00%

*  The Applicable Reserve Ratio shall equal the greater of (1) the Minimum
   Required Reserve Ratio, (2) the sum of the Required Reserve Ratios and (3) the factor calculated in F.3.

-----------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------
G.  DISCOUNT RATE RESERVE
         ***  THE DISCOUNT RATE RESERVE IS CALCULATED IN EACH DAILY REPORT; HOWEVER, THE FOLLOWING
               INFORMATION IS USED IN THAT CALCULATION. ***

1.       Carrying Costs estimated to accrue over the next Calculation Period                       1,135,000.00
         (excluding interest on the WPS Finco Note)

-----------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------
H.  GENERAL INFORMATION

1.       Servicer's Fee for the most recent Calculation Period                                        375,582.14
                                                                                                ================



2.       Trustee's Fee for the most recent Calculation Period                                           1,416.67
                                                                                                ================



3.       Accumulated amount paid to the Sellers for reinvestment in new Receivables during the revolving period for Series 1994-1 Certificates (inception to liquidation)  7,142,723,809.18
                                                                                                ================
-----------------------------------------------------------------------------------------------------------------------------------

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                 SETTLEMENT STATEMENT

Report Date              15-Jul-98                                     15-Jul-98
Prededing Report Date    12-Jun-98                                      10:30 AM
Prepared by              Linda Lauderdale

-----------------------------------------------------------------------------------------------------------------------------------
I.  LOSS TO LIQUIDATION RATIO

1.       Receivables (net of recoveries) that were written off as uncollectible
         (excluding write-offs of interest on past due Receivables) or converted into promissory notes:
         ----------------------------------------------------------------------------------

                                                                         HOME FASHIONS              ALAMAC            TOTAL
                                                                         -------------              ------            -----
                Preceding Calculation Period (see A.6)                        2,311.20                0.00         2,311.20
                2nd Preceding Calculation Period                            147,223.63                0.00       147,223.63
                3rd Preceding Calculation Period                            (23,218.46)         (32,006.97)      (55,225.43)

2.       Total Cash Collections
         ------------------------
                Preceding Calculation Period (see A.3)                  121,359,766.80           20,838.37   121,380,605.17
                2nd Preceding Calculation Period                        127,150,196.40           12,124.30   127,162,320.70
                3rd Preceding Calculation Period                        138,606,100.82          388,217.59   138,994,318.41


4.       Loss to Liquidation Ratio =    [ 3 months total of (1) ]   /   [ 3 months total of (2) ]

                                                                        ---------------  ------------------ ----------------
         LOSS TO LIQUIDATION RATIO  =                                             0.03%              -7.60%            0.02%
                                                                        ---------------  ------------------ ----------------


-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
J.  LIQUIDATION EVENTS and PAYOUT EVENTS
                                                                                              Number of
1.       Portfolio-Based Liquidation Events (see 9.01 of PSA):                              Business Days      Triggered?
                                                                                            -------------      ---------
   A.    The calculated amount of (i) the difference of (a) sum of the                         5.00                NO
         Certificate Calculation Amount plus PI Calculation Amount, and
         (b) the amount of funds then on deposit in the Equalization Account exceeds (ii) the Base Amount


2.       Portfolio-Based Payout Events (see Series Supplements):                                     Trigger Percentage

   A.     (Class A Reserves - funds in Special Reserve Acct)    >  Trigger Percentage      40%, if WestPoint Receivables make up
         ------------------------------------------------------                             90% or more of Net Elig. Receivables
                       Net Eligible Receivables                                            35%, on any other day
                                                                                                                   NO
   B.    For the last Business Day of any three consecutive Calculation Periods:

                          (Amt of funds in Equalization Acct and Set Aside Acct) >          35%         -----      NO
         ------------------------------------------------------------------------------
           Eligible Receivables + (Amt of funds in Equalization Acct & Set-Aside Acct)




3.       Other Liquidation Events:

                                 --------------
                Triggered ?           NO
                                 --------------

                If yes, explain below.



4.       Servicer Defaults (see Section 10.01 of the Pooling and Servicing Agreement)

                                 --------------
                Triggered ?           NO
                                 --------------

                If yes, explain below.

-----------------------------------------------------------------------------------------------------------------------------------

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                 SETTLEMENT STATEMENT

Report Date              15-Jul-98                                     15-Jul-98
Prededing Report Date    12-Jun-98                                      10:30 AM
Prepared by              Linda Lauderdale

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
K.  DISCOUNT RATE

1.       Discount Rate  = 12    x    a    /    b

(a)      Carrying Costs accrued during the most recent Calculation Period               1,217,000.00
             (including WPS Finco Note interest)
(b)      Aggregate Unpaid Balance of all Receivables as of the most recent            221,533,017.56
         Cut-off Date  (see A.8)

                                                                                     ---------------
2.       DISCOUNT RATE                                                                          6.59%
                                                                                     ---------------

---------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
L.  PURCHASE PRICE PERCENTAGE                  (See Section 2.2 of RPA)
                                                                                     HOME FASHIONS           ALAMAC
                                                                                     -------------           ------
1.       Turnover Days (TD)   (see B.2)                                                     47.20              N/A

2.       Profit Discount                                                                      0.20%             N/A

3.       Purchase Discount Reserve Ratio  (PDRR)

         PDRR:     ( TD / 360  x  Discount Rate )  +  Profit Discount   =                     1.06%             N/A

4.       Loss to Liquidation Ratio  (LLR)     (see I.4)                                       0.03%             N/A

5.       Purchase Price Percentage  (PPP)

         PPP =  100% - (Purch. Disc. Res. Ratio + Loss to Liquid. Ratio)  =                  98.91%             N/A

                                                                                    ---------------  --------------
6.       PURCHASE PRICE PERCENTAGE                                                           98.91%             N/A
                                                                                    ---------------  --------------

---------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
M.  DISTRIBUTION TO CERTIFICATEHOLDERS IN PRECEDING CALCULATION PERIOD

1.       Total amount distributed in the preceding Calculation Period               $ AMOUNT        INTEREST RATE
                                                                                 ---------------  ------------------

                (A)   Class A Certificateholders                                    589,957.99           N/A
                (B)   Class B Certificateholders                                     96,991.25           N/A
                (C)   Investor Revolving Certificateholders
                        (non-use fees not incl)                                           0.00           N/A

2.       Total amount allocable to Interest and Interest Rate

                (A)   Class A Certificateholders                                    589,957.99              5.9575%
                (B)   Class B Certificateholders                                     96,991.25              6.2575%
                (C)   Investor Revolving Certificateholders
                        (non-use fees not incl)                                           0.00

3.       Total amount allocable to Principle

                (A)   Class A Certificateholders                                          0.00           N/A
                (B)   Class B Certificateholders                                          0.00           N/A
                (C)   Investor Revolving Certificateholders                               0.00           N/A


---------------------------------------------------------------------------------------------------------------------

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                 SETTLEMENT STATEMENT

Report Date              15-Jul-98                                     15-Jul-98
Prededing Report Date    12-Jun-98                                      10:30 AM
Prepared by              Linda Lauderdale

-----------------------------------------------------------------------------------------------------------------------------------
N.  DELINQUENT BALANCES INCLUDING % OF TOTAL RECEIVABLES AT END OF PRECEDING CALCULATION PERIOD

                                                                                    Dollar Amount      % Ending Rec Bal
                                                                                   ---------------    ------------------

1.       Delinquent  1 -  30 days                                                   16,098,121.39                7.27%
         Delinquent 31 -  60 days                                                    1,396,127.10                0.63%
         Delinquent 61 -  90 days                                                      571,781.98                0.26%
         Delinquent 91 - 120 days                                                    1,150,164.40                0.52%
         Delinquent over 120 days                                                      999,582.50                0.45%
                                                                                    -------------     ---------------

         Total Delinquent Balance                                                   20,215,777.37                9.13%

2.       Ending Monthly Receivables Balance  (see A.8)             221,533,017.56

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
AGED RECEIVABLES RATIO                                                                                               SCHEDULE A


                                         91 TO
                                       120 DAYS
                                       PAST DUE                         SALES
                                       --------                         -----

PRECEDING CUT-OFF DATE               1,150,164.40                  137,713,772.25
2ND PREC. CUT-OFF DATE                 186,621.05                  115,705,318.49
3RD PREC. CUT-OFF DATE                 346,319.77                  165,286,968.33
4TH PREC. CUT-OFF DATE                 616,732.24                  123,274,935.77
5TH PREC. CUT-OFF DATE                 757,743.37                  118,287,353.24


AGED RECEIVABLES RATIO    =      Rec. 91 to 120 days past due as of Prec Calc Pd
                                 plus write-offs per Aged Receiv. Ratio definition*      =                1,150,164.40
                                 -------------------------------------------------                  ------------------
                                          Sales in month 4 mos. prior                                   118,287,353.24


                                   --------------
                          =                  0.97%
                                   --------------

*  see "Definitions" for further explanation

AGED RECEIVABLES RATIO:
Preceding Calculation Period (from above)                                                                        0.97%
2nd Preceding Calculation Period (from preceding Settlement Statement)                                           0.13%
3rd Preceding Calculation Period (from 2nd preceding Settlement Statement)                                       0.27%

PRECEDING MONTH'S 3-MONTH AVERAGE OF AGED RECEIVABLES RATIO                                                      0.46%
 2nd preceding month's 3-month average of Aged Receivables Ratio                                                 0.29%
 3rd                      "                                                                                      0.40%
 4th                      "                                                                                      0.40%
 5th                      "                                                                                      0.40%
 6th                      "                                                                                      0.35%
 7th                      "                                                                                      0.32%
 8th                      "                                                                                      0.25%
 9th                      "                                                                                      0.24%
 10th                     "                                                                                      0.23%
 11th                     "                                                                                      0.22%
 12th                     "                                                                                      0.22%


                                                                                                    ------------------
HIGHEST 3-MONTH AVERAGE OVER PAST 12 MONTHS                                                                      0.46%
                                                                                                    ------------------

-----------------------------------------------------------------------------------------------------------------------------------

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                 SETTLEMENT STATEMENT

Report Date              15-Jul-98                                     15-Jul-98
Prededing Report Date    12-Jun-98                                      10:30 AM
Prepared by              Linda Lauderdale

-----------------------------------------------------------------------------------------------------------------------------------

DILUTION RATIO                                                                                                       SCHEDULE B


         Dilution Ratio   =       Total Dilution in Calculation Period
                          -----------------------------------------------------
                              Sales in month two Calculation Periods prior                                           2-MON. AVG
                                                                                                                       OF THE
                                      DILUTION                           SALES              DILUTION RATIO          DILUTION RATIO
                                      --------                           -----              --------------          --------------

PRECEDING CUT-OFF DATE               3,136,070.80                  137,713,772.25                       1.90%            1.95%
2ND PREC. CUT-OFF DATE               2,504,674.63                  115,705,318.49                       2.03%            2.91%
3RD PREC. CUT-OFF DATE               4,536,331.14                  165,286,968.33                       3.84%            3.14%
4TH PREC. CUT-OFF DATE               3,527,809.23                  123,274,935.77                       2.54%            3.15%
5TH PREC. CUT-OFF DATE               4,822,371.45                  118,287,353.24                       3.81%            3.24%
6TH PREC. CUT-OFF DATE               3,600,526.87                  138,846,904.78                       2.70%            2.55%
7TH PREC. CUT-OFF DATE               3,896,691.59                  126,444,698.69                       2.43%            2.10%
8TH PREC. CUT-OFF DATE               2,654,391.99                  133,178,386.31                       1.76%            2.41%
9TH PREC. CUT-OFF DATE               4,593,206.29                  160,258,207.12                       3.06%            2.33%
10TH PREC. CUT-OFF DATE              2,898,180.37                  150,967,875.54                       1.70%            1.92%
11TH PREC. CUT-OFF DATE              3,267,532.30                  150,145,930.54                       2.18%            2.72%
12TH PREC. CUT-OFF DATE              4,206,910.71                  170,918,590.57                       3.36%            2.70%
13TH PREC. CUT-OFF DATE              3,555,794.19                  149,862,468.90
14TH PREC. CUT-OFF DATE              3,751,396.74                  125,339,056.79
15TH PREC. CUT-OFF DATE              4,023,258.04                  161,859,337.64
16TH PREC. CUT-OFF DATE              4,318,603.59                  134,657,634.52

                                                                                           ------------------
AVERAGE OVER PAST 12 MONTHS                                                                             2.61%
                                                                                           ------------------

                                                                                                               ---------------
HIGHEST 3-MONTH AVERAGE OVER PAST 12 MONTHS                                                                              3.24%
                                                                                                               ---------------



-----------------------------------------------------------------------------------------------------------------------------------

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                 SETTLEMENT STATEMENT

Report Date              15-Jul-98                                     15-Jul-98
Prededing Report Date    12-Jun-98                                      10:30 AM
Prepared by              Linda Lauderdale

-----------------------------------------------------------------------------------------------------------------------------------

AVAILABLE SUBORDINATION AMOUNT     (CALCULATE DURING LIQUIDATION PERIOD)                                             SCHEDULE C

A.  On Liquidation Commencement Date

1.       Unpaid Balance of Receivables held by the Trust at opening of next preceding Business Day                0.00
2.       Less:  Certificate Calculation Amount as of next preceding Business Day                                  0.00
3.       Less:  PI Calculation Amount as of next preceding Business Day                                           0.00
4.       Plus:  Balance of deposit in Equalization Account at end of next preceding Business Day                  0.00
5.       Less:  Discount Rate Reserve as of next preceding Business Day                                           0.00
                                                                                                    ------------------
6.       AVAILABLE SUBORDINATION AMOUNT                                                                           0.00


B. On each Settlement Date after the Liquidation Commencement Date

1.       Available Subordination Amount as calculated on next preceding Settlement Date                           0.00
2.       Less:  Charge-off Amount (if positive) for most recently ended Calculation Period                        0.00
3.       Plus:  Net Recoveries (if positive) for most recently ended Calculation Period                           0.00
                                                                                                    ------------------
4.       AVAILABLE SUBORDINATION AMOUNT                                                                           0.00


-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
ALLOCABLE CHARGED-OFF AMOUNT    (CALCULATE DURING LIQUIDATION PERIOD)                                                SCHEDULE D


A.       If Available Subordination Amount is greater than zero, the Allocable
         Charged-off Amount equals 0.

B.       On the first Settlement Date on which the Available Subordination
         Amount is reduced to 0, Allocable Charged-off Amount equals (1) minus
         (2), if positive:

         1.     Charged-off Amount for most recently ended Calculation Period                                     0.00
         2.     Available Subordination Amount as of next preceding Settlement Date                               0.00
                                                                                                    ------------------
                          Allocable Charged-off Amount                                                            0.00

C. On each subsequent Settlement Date, the Allocable Charged-off Amount equals the Charged-off Amount (if positive) for the most recently ended Calculation Period.


Allocation of Charged-off Amounts to Certificates and Purchased Interests, if such Allocable Charged-off Amounts are greater than zero:

First, to WPSF Revolving Certificate:
         1. WPSF Allocation Percentage                     0.00
         2. Allocable Charged-off AmouT                    0.00
                                               ----------------
         3. WPSF allocation (1) x (2)                          -------  >>                                                      0.00

Second, to the Investor Certificates and Purchased Interests:

         (i)to the Subordinated Classes and Subordinated Purchased Interests,
            in accordance to their respective Class Allocation                                                                  0.00
            Percentages, until their respective Class Invested Amounts and PI Invested
            Amounts have been reduced to 0

         (ii) to the Senior Classes and Senior Purchased Interests, in
            accordance to their respective Class Allocation Percentages,                                                        0.00
            until their respective Class Invested Amounts have been reduced to
            0.
                                                                                                                     ---------------
                                                                                                                                0.00

------------------------------------------------------------------------------------------------------------------------------------

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                 SETTLEMENT STATEMENT

Report Date              15-Jul-98                                     15-Jul-98
Prededing Report Date    12-Jun-98                                      10:30 AM
Prepared by              Linda Lauderdale

------------------------------------------------------------------------------------------------------------------------------------

NET RECOVERIES    (CALCULATE DURING LIQUIDATION PERIOD)                                                              SCHEDULE E


A. If Available Subordination Amount is greater than zero, the allocable Net
   Recoveries equals 0.

B. Allocation of Net Recoveries (if positive) shall be allocated among the various outstanding Classes of Investor Certificates outstanding
   Purchased Interests and the WPSF Revolving Certificate as follows:

First, to WPSF Revolving Certificate:
   1. WPSF Allocation Percentage                           0.00
   2. Total Net Recoveries                                 0.00
                                               ----------------
   3. WPSF allocation (1) x (2)                                ------   >>                                                     0.00

Second, to the Investor Certificates and Purchased Interests:

   (i)to the Senior Classes and Senior Purchased Interests, in accordance
      to their respective Class Allocation Percentages, until all                                                              0.00
      previous reductions to their respective Class Invested Amounts and
      PI Invested Amounts on account of Allocable Charged-Off Amounts have been reinstated

   (ii) to the Subordinated Classes and Subordinated Purchased Interests,
      in accordance to their respective Class Allocation                                                                       0.00
      Percentages, until all previous reductions to their respective Class
      Invested Amounts and PI Invested Amounts on account of Allocable
      Charged-Off Amounts have been reinstated
                                                                                                                   ----------------
                                                                                                                               0.00

-----------------------------------------------------------------------------------------------------------------------------------

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                 SETTLEMENT STATEMENT

Report Date              15-Jul-98                                     15-Jul-98
Prededing Report Date    12-Jun-98                                      10:30 AM
Prepared by              Linda Lauderdale



                      INFORMATION FOR SETTLEMENT STATEMENT

                                    JULY 1998


 G(1).  ESTIMATED CARRYING COSTS TO ACCRUE:                 6/28-8/01
                                                         ----------------

INTEREST:  /360  # DAYS   INT RATE     CERT. AMOUNT                      CALC. INTEREST
                                                                         --------------

            360     23     5.9575%  115,000,000.00            6/28-7/20      437,710.76
            360     23     6.2575%   18,000,000.00            6/28-7/20       71,961.25
            360     12     5.9575%  115,000,000.00            7/21-8/01      228,370.83
            360     12     6.2575%   18,000,000.00            7/21-8/01       37,545.00
            360                                                                    0.00
            360                                                                    0.00
            360                                                                    0.00
            360                                                                    0.00
                                                                        ---------------
                                                                             775,587.85

 NON-USE: /360    # DAYS   INT RATE      UNUSED AMT.                       CALC. FEE
                                                                         ---------------

            360     35     0.3000%   27,000,000.00            6/28-8/01         7,875.00
                                                         ----------------
            360                                                                     0.00
            360                                                                     0.00
            360                                                                     0.00
            360                                                                     0.00
            360                                                                     0.00
            360                                                                     0.00
            360                                                                     0.00
                                                                         ---------------
                                                                                7,875.00


 CURRENT MONTH SERVICE FEE:  (2% TIMES ENDING A/R BALANCE ON 1ST DAY OF PRECEDING CALC PERIOD
        DIVIDED BY 12)
                                         ENDING A/R                         CALC. FEE
                                       ----------------                   ---------------

           2.00% 12                  211,137,109.99  (6/1/98)                 351,895.18



 TOTAL CARRYING COSTS TO ACCRUE: (INTEREST PLUS NON-USE FEE              ---------------
        (ROUNDED TO 000)               PLUS SERVICE FEE)                    1,135,000.00
                                                                         ---------------

                      INFORMATION FOR SETTLEMENT STATEMENT

                                    JULY 1998

I(2). CALCULATION OF THE SEPARATION OF CASH COLLECTIONS INTO HOME FASHIONS AND
      ALAMAC

                      H. FASHIONS            ALAMAC                TOTAL
                    ---------------    -----------------      ---------------
BEGINNING A/R        211,540,229.75           (52,271.77)      211,487,957.98
SALES                137,713,772.25                 0.00       137,713,772.25
                    ------------------------------------
COLLECTIONS**       (121,359,766.80)          (20,838.37)     (121,380,605.17)
                    ------------------------------------
DILUTION              (3,136,070.80)                0.00        (3,136,070.80)
ADVERTISING           (2,364,048.43)                0.00        (2,364,048.43)
WRITE-OFFS                (2,311.20)                0.00            (2,311.20)
MISC.*                  (785,871.26)              194.19          (785,677.07)
-------------       ---------------    -----------------      ---------------
ENDING A/R           221,605,933.51           (72,915.95)      221,533,017.56

                    OK                 OK                     OK

*   SPLIT BETWEEN H. FASHIONS AND ALAMAC BASED ON BEGINNING A/R.

**  FORCE


K(1)(A). CARRYING COSTS ACCRUED DURING CALCULATION PERIOD JUST ENDED:
         (SEE BACK-UP IN CLOSE WORKPAPERS & VICKIE'S FINCO INTEREST SCHEDULE)

                  INTEREST                                         620,470.28
                  NON-USE FEE                                        6,300.00
                  SERVICE FEE                                      375,582.14
                  FINCO NOTE INTEREST                              214,648.94
                  -------------------                            ------------

                                                                 ------------
                  TOTAL (ROUNDED TO 000)                         1,217,000.00
                                                                 ------------

                            A/R BALANCE BY TERMS TYPE

                                                       A/R AMOUNT
                      --------------------------------------------------------------------------
    DIVISION               30 DAYS            60 DAYS              OTHER              TOTAL
----------------      --------------------------------------------------------------------------
ALAMAC                          0.00          13,338.00         (86,253.95)          (72,915.95)

% TO TOTAL                      0.00%            -18.29%            118.29%


HOME FASHIONS         172,973,125.10      36,656,686.90      11,976,121.51       221,605,933.51

% TO TOTAL                     78.05%             16.54%              5.40%


TOTAL                 172,973,125.10      36,670,024.90      11,889,867.56       221,533,017.56

% TO TOTAL                     78.08%             16.55%              5.37%


                      WEIGHTED AVERAGE PAYMENT TERMS FOR THE RECEIVABLES
30 DAYS        % TO TOTAL FOR 30 DAYS PLUS OTHER TIMES 30                                 25.03
60 DAYS        % TO TOTAL FOR 60 DAYS TIMES 60                                             9.93
                                                                                ---------------

TOTAL WEIGHTED AVERAGE PAYMENT TERMS                                                      34.97
                                                                                ===============


                                     ---------------------
                                     PAYMENT TERM VARIABLE
                                     ---------------------
                                                                                ---------------
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS < 40, USE 1.00                                  1.00
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=40 AND <45, USE 1.08
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=45 AND <50, USE 1.125
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=50 AND <60, USE 1.25
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=60 AND <70, USE 1.375
                                                                                ---------------


            ACCOUNTS RECEIVABLE SUMMARY TRIAL BALANCE - AGED OVERDUE



                                                                            OVERDUE POSITION
                      TOTAL      ---------------------------------------------------------------------------------------------
    DIVISION       RECEIVABLE         TOTAL        TO 30 DAYS     31 - 60 DAYS    61 - 90 DAYS   91 - 120 DAYS   OVER 120 DAYS
                                 ---------------------------------------------------------------------------------------------
HOME FASH.       20,063,190.33   20,063,190.33   16,021,467.03    1,356,793.78     559,978.73    1,129,293.08      995,657.71
ALAMAC              (30,903.52)     (30,903.52)     (30,903.52)           0.00           0.00            0.00            0.00
CORPORATE           183,490.56      183,490.56      107,557.88       39,333.32      11,803.25       20,871.32        3,924.79
                 ------------------------------------------------------------------------------------------------------------


                 ------------------------------------------------------------------------------------------------------------
TOTAL            20,215,777.37   20,215,777.37   16,098,121.39    1,396,127.10     571,781.98    1,150,164.40      999,582.50
                 ------------------------------------------------------------------------------------------------------------

                            [WESTPOINT STEVENS LOGO]


Craig J. Berlin
Corporate Credit Director
Senior Credit Officer
                                                                   July 15, 1998



TO:      Chemical Bank
         The First National Bank of Chicago
         WPS Receivables Corporation
         Standard & Poor's Ratings Group
         Moody's Investor Services

         WESTPOINT STEVENS INC. (The "Servicer") hereby certifies that:

         1. This Certificate is being delivered pursuant to Section 3.06 of the Pooling and Servicing Agreement, dated as of December 10, 1993, and amended and restated as of May 27, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement"), amount WPS Receivables Corporation, as Transferor, the Servicer, and Chemical Bank, as the Trustee.

         2. As of the date of this Certificate, the Authorized Officer (as defined in the Agreement) that is executing this Certificate is not aware of the occurrence and continuance of any Liquidation Event, Unmatured Liquidation Event or Pay-Out Event (each as defined in the Agreement).

         IN WITNESS WHEREOF, the Servicer has caused this Certificate to be executed by its duly authorized officer this 15th day of July, 1998.

                                             WESTPOINT STEVENS INC.



                                             By:  /s/ Craig J. Berlin
                                                  ---------------------------
                                                  Craig J. Berlin
                                                  Corporate Credit Director
                                                  Senior Credit Officer


CJB/zkp